March 31, 2003
                                                                     (unaudited)

                               SEMI-ANNUAL REPORT

     CONSECO  STOCKCAR  STOCKS
     INDEX  FUND

     Investing  in  the  companies  that  support  America's  #1 spectator sport

                                                                    Logo Omitted

POWERED  BY  THE  GROWTH  OF  STOCKCAR  RACING'S  TOP  CORPORATE  SPONSORS

     The horsepower behind the Fund's performance return potential comes from the companies it invests in. Each is either a major sponsor, or is closely associated with many - if not all - of the NASCAR Winston Cup Series events you enjoy.

GUIDED  BY  AN  ESTABLISHED  INDEX

     The Fund relies on the Conseco StockCar Stocks Index (the "Index") to guide it through the market's twists and turns. The American Stock Exchange (AMEX) calculates and publishes the index's daily value, under the ticker symbol RCE.

     An index is an unmanaged portfolio typically used to determine the performance of a specific market sector. While it is not possible to invest directly in an index, this Fund essentially mirrors its index in terms of the companies it holds and the size of each holding. Since index funds are passively managed, any time there is a change in the Index1, the same change is made in the Fund's holdings.

     Certain risk factors will be present in the Fund to the extent that they are present in the holdings of the index. For example: smaller companies historically have been subject to greater volatility than larger companies.

MANAGED  BY  CONSECO  CAPITAL  MANAGEMENT,  INC.

     Behind the Fund's portfolio and investment philosphies lies Conseco Capital Management, Inc. ("CCM"), the Fund's investment adviser. As of March 31, 2003, CCM had more than $26 billion in taxable and nontaxable assets under management.

     CCM is a wholly-owned subsidiary of, and the principal investment adviser for, the insurance companies of Conseco, Inc. Through its subsidiaries and nationwide network of distributors, Conseco provides products and services to more than 13 million customers.

TICKER  SYMBOL:  SCARX

1 To own all the stocks in the Conseco StockCar Stocks Index, we estimate the Fund needs to have at least $25 million to invest. (As of March 31, 2003, it had $4.4 million.) Until the Fund reaches that investment level, we may buy a selection of stocks -- and other securities -- chosen to track the Index as closely as possible. During this start-up investing phase, we can't guarantee that our selection will come close to matching the Index's performance.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                              Semi-Annual Report

TABLE  OF  CONTENTS

PORTFOLIO MANAGER'S REVIEW. . . . .   2
STATEMENT OF ASSETS AND LIABILITIES   4
STATEMENT OF OPERATIONS . . . . . .   5
STATEMENT OF CHANGES IN NET ASSETS.   6
SCHEDULE OF INVESTMENTS . . . . . .   7
NOTES TO FINANCIAL STATEMENTS . . .  10
FINANCIAL HIGHLIGHTS. . . . . . . .  12
BOARD OF DIRECTORS. . . . . . . . .  13



This report is for the information of Conseco StockCar Stocks Index Fund shareholders. It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

PORTFOLIO  MANAGER'S  REVIEW

March  31,  2003

"THE  WINTER  OF  OUR  DISCONTENT".

     That phrase seems the perfect metaphor for this past winter. After several mild years, we were "treated" to good, old-fashioned blizzards and heavy snowfalls. That description might equally apply to economic and geopolitical events, as we dug out from a blizzard of confusing events. Good news on the weather, the economy or the crisis in the Middle East buoyed stock prices and spirits, while downbeat reports had the opposite effect.

     When the snows melted away, we saw that equities had basically traded sideways. Whether it is that information is so readily available or that investors have become quicker to react, equities remained volatile. Investors seemingly had little conviction, staying near the sidelines, waiting to see how events played out. Markets seesawed back and forth, touching both highs and lows during the fourth quarter of 2002. In December, for instance, the S&P 500 Index was up more than 24% from its October 2002 low. In mid-March, amid fervid hopes that the Iraqi regime would quickly fall, the S&P 500 Index shot up 13% in a matter of days. Too, there may have been anticipatory buying by fund managers leery of holding large cash positions if the market rebounded.

     When sobriety returned, investors reconsidered their battle plans and those gains quickly melted away, leaving the benchmark S&P 500 Index down 3.6% for the quarter. The few who ignored minute-to-minute swings got better results - the S&P 500 Index chalked up a two-quarter gain. That has been a rarity recently - only twice since 1999 has the S&P managed the feat. Similarly, the Dow Industrials and the NASDAQ Composite were up for six-month period. NASDAQ posted the best gains - SHADES OF BY-GONE DAYS!

 "SLIPPERY  FOOTING."

     The bad weather theme could well characterize financial markets. Just as patches of ice hidden by a dusting of snow make walking or driving treacherous, news from the Persian Gulf, the United Nations, or the Nation's capital reminded us that sunny skies and swimsuit weather may yet be months off. At home, other struggles grab our attention - the cost of the war, the fate of the President's proposed tax cuts while budget deficits soar, questions of who will pay for rebuilding Iraq and, finally, attempts to halt the spread of the SARS virus. With unemployment claims ticking up, employment rolls showing scant sign of a bounce, a bleak manufacturing report, and rising oil prices, the economy still slogs along at an uneven pace. It's a small wonder that consumer sentiment has slid.

     On Wall Street, the picture seems equally cloudy. Earnings warnings have been heavily slanted to the downside. Passage of the Sarbanes-Oxley Act was considered a welcome step toward reform, but questionable actions by HealthSouth and AMR Corp. suggest that there's some distance yet to travel. Outsized bonus awards to top corporate officers also continue to draw fire.

     Some rays of sunshine were spotted. Commerce Department data showed that corporate profits were up 1.4% during the fourth quarter, the largest increase in three years. It also noted that GDP climbed 1.4% in the quarter, after a third-quarter rise of 4.0%. Thomson/First Call's survey of economists pegs this year's growth at 2.3%. Real spending by the consumer will likely prove a better guide to sentiment than any poll, and here there's reason for optimism. Despite weak labor markets, wages and salaries climbed over the past twelve months. While not huge, the gains outpaced inflation, suggesting further modest spending increases. Housing prices have held up well, personal debt levels seem manageable, and continued low interest rates provide further opportunities to refinance.

THE  POINTS  RACE!

     By now, the saying that "it's not a stock market, it's a market of stocks!" is familiar to anyone who has watched a Wall Street TV show. Trite as that may sound, there is some truth to it. In the best or worst of times, some sectors will buck prevailing trends and so too (for company specific reasons) will some equities. Among Fund holdings, THE NEWS CORP. LTD., CATERPILLAR, INC.,
CONOCOPHILLIPS, BELLSOUTH CORP., INFINEON TECHNOLOGIES AG AND ALLTEL CORP. registered sharp gains. A couple examples - News Corp. rallied smartly as its business in China and Italy expanded, and as it appears to be the only serious bidder for Hughes Electronics' DirecTV unit. Caterpillar reported solid 2002 results despite sluggish industry conditions. Its dealers increased market share in its bread-and-butter machinery lines and the strength may also reflect Caterpillar's strong finances and regular dividend increases (nine since 1993).

     "Company-specific" works the other way, as well. Three long-time favorites, THE COCA-COLA CO., THE HOME DEPOT, INC. and GENUINE PARTS CO. posted large declines. Fierce competition from Pepsi has exacted a toll, leading Coke to announce a dramatic restructuring - 8% of Coke's North American workers will lose their jobs. Home Depot is feeling similar heat from rival Lowe's. Penetration of larger metro areas and an increased market share in major appliances has helped Lowe's chip away at Home Depot's lead. Genuine Parts Co. stock price has, to use a NASCAR term, "smacked the wall", despite record earnings and 47 straight years of dividend increases.

NEW  TO  THE  RACE!

     The dawn of a new year enables us to reshape the Fund's portfolio to reflect changing NASCAR affiliations. Winston Cup contracts normally run for a specific time, and some turnover is the rule. Mergers and other corporate activities can also shape the line-up. Five companies (MORGAN STANLEY, PHILIP MORRIS, SARA LEE CORP., SPRINT FON GROUP, SPRINT PCS) ended racing programs, while SIRIUS SATELLITE RADIO was dropped for failing minimum market capitalization requirements.

     We've also added three new companies. Worldwide petroleum giant EXXONMOBIL CORP. has become the official lubricant supplier to NASCAR race teams. W. W. GRAINGER, INC., a distributor of maintenance, repair and operating products and services, and internet service provider UNITED ONLINE, INC. now sponsor Winston Cup race teams. Finally, we'll add casino operator HARRAH'S ENTERTAINMENT in the April quarter.

THE  OUTLOOK!

     Operation Iraqi Freedom is not Desert Storm II - the nature and aims of the current war are entirely different from those of 1991. Nevertheless, when it comes to their effect on financial markets, they aren't so different - before, during and perhaps after, both simply overwhelmed everything in their paths. Positive TV images or upbeat report by "embedded" media or retired generals gave stocks a lift, while nicking the prices of Treasury bonds, gold, or oil. The reverse was true on the rare occasions when military efforts appeared to stall.

     With the war essentially over ("if" was never really in question), the tougher work of rebuilding both the economy and Iraq gets started. Uncertainties connected with each are giving investors the jitters, accounting for some market volatility. Congress has slashed the President's tax-cut proposals, but the follow up to war will likely widen the deficit. Quarterly earnings accounts will soon make headlines and, so far, reports have come in as expected. Few companies are promising dramatic sales or profit rebounds and many are scaling back near-term expectations.

     Bear in mind that economies and stocks always cycle from optimism to pessimism and back. Causes may vary but results are the same - wide swings both ways. Professional investors are as subject to emotion as are odd-lot investors. BARRON'S financial weekly recently noted that program trading accounts for 35-40% of NYSE volume. Large trading volumes in index products also suggest a decided lack of conviction.

     Besides price, there are hints of underlying strength. Cumulative breadth (a daily tally of advancing and declining stocks) has held-up much better than price. NYSE breadth is nearer its January peak than its recent low and is well above its September 2002 levels. Evidence suggests that recent economic excesses are being worked off, and the Federal Reserve Bank still has room to cut rates. Contrarians point out that Japan's economy failed to rebound as rates were slashed, but remember that the U. S. is not Japan. The general public remains key - accounting for 2/3 of GDP, consumer income and spending are far more important than anything else.

     Only once in the 20th century have stock prices fallen four years running - many count on that streak staying intact. Less often mentioned is the fact that, since 1932 (seventeen separate terms), there has been but a single instance of the market falling during the third year of a President's term. This being the third year of the Bush Presidency, that streak is also on the line.

     Conseco StockCar Stocks Index Fund has always held to a disciplined philosophy of investing in solid companies with long-standing ties to Winston Cup racing. The result is a portfolio broadly diversified by industry sector and market capitalization. Implicit in a buy/hold approach is a willingness to ride out short-term swings. Cash flows and expense levels will always affect performance, and comparisons to benchmark measures need always to be viewed with that in mind. That said, we think that markets will, sooner or later, focus on the longer-term course of the economy. When that happens, investor patience should be rewarded.

     Robert  T.  Carter,  CFA
     Portfolio  Manager

Growth  of  $10,000

                                Chart Goes Here



DATE        CONSECO STOCKCAR STOCKS INDEX FUND  S&P 500 INDEX  CONSECO STOCKCAR STOCKS INDEX
10/1/98. .                               10000          10000                          10000
10/30/98 .                               11180        10813.4                          10929
11/30/98 .                            11813.33        11468.8                       11603.98
12/31/98 .                            12186.67       12129.63                       11925.41
1/29/99. .                            12326.67       12636.89                       12122.41
2/26/99. .                            12033.33       12244.14                       11845.66
3/31/99. .                               12400       12734.03                       12199.49
4/30/99. .                            12953.33       13227.22                       12762.74
5/28/99. .                               12960       12914.92                       12213.94
6/30/99. .                            12986.67        13631.7                       12716.91
7/30/99. .                            12706.67       13206.12                       12460.03
8/31/99. .                            12193.33       13140.09                       11939.08
9/30/99. .                            11893.33       12779.92                       11628.06
10/31/99 .                            12186.67       13588.63                       11934.11
11/30/99 .                            12286.67       13864.89                       12046.29
12/31/99 .                            12320.27       14681.53                       12076.05
1/31/2000.                            11710.29       13943.93                       11409.21
2/29/2000.                            10986.35       13679.97                       10675.71
3/31/2000.                            11670.07       15018.28                       11443.29
4/28/2000.                            11656.66       14566.38                       11247.27
5/31/2000.                            11844.35       14267.48                       11446.35
6/30/2000.                            11542.71       14619.17                       11231.38
7/31/2000.                            11220.96       14390.68                       10931.51
8/31/2000.                            11676.77       15284.48                       11445.29
9/30/2000.                             11743.8       14477.61                       11547.15
10/31/2000                            11891.27       14416.37                       11658.93
11/30/2000                             11743.8       13280.36                       11481.71
12/29/2000                            12386.89       13345.44                       12107.46
1/31/2001.                            12776.42        13819.2                       13266.15
2/28/2001.                            12592.28       12558.89                       13036.64
3/31/2001.                            12748.09       11762.65                       13289.56
4/30/2001.                            13718.36       12676.61                       14346.08
5/31/2001.                            14122.05       12761.55                       14806.58
6/29/2001.                            14447.83       12451.44                       15198.96
7/31/2001.                            14277.86       12329.42                       15027.21
8/31/2001.                            14313.27        11557.6                       15099.34
9/30/2001.                            12294.82        10624.9                        12903.9
10/31/2001                            13010.13       10827.83                        13736.2
11/30/2001                            14454.92       11658.33                       15374.93
12/31/2001                            14406.97       11760.92                       15354.94
1/31/2002.                            14272.12       11589.21                       15018.67
2/28/2002.                               14556       11365.54                       15237.94
3/31/2002.                            15237.32       11792.88                       16342.69
4/30/2002.                            14946.34       11078.24                       15999.49
5/31/2002.                            14925.05       10996.26                       15948.29
6/28/2002.                            13974.05       10213.32                       14772.91
7/31/2002.                            12994.66        9416.68                        13511.3
8/30/2002.                            13044.34        9478.83                       13461.31
9/30/2002.                            11830.75        8448.48                       12082.87
10/31/2002                            12135.92        9191.95                        12494.9
11/29/2002                            12746.26        9733.36                       13197.11
12/31/2002                            12008.14        9161.04                       12365.69
1/31/2003.                            11382.39        8921.02                       11636.11
2/28/2003.                               11121         8787.2                       11314.96
3/31/2003.                            11366.55        8872.44                       11677.04

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Fund through 03/31/03. Past performance is no guarantee of future results.

AVERAGE  ANNUAL  TOTAL  RETURN(1)  (as  of  03/31/03)


                    INCEPTION   YEAR                       SINCE
                     DATE      TO DATE   1 YEAR   3 YEAR   INCEPTION
--------------------------------------------------------------------
CSCS index Fund(2)   10/01/98   -5.34%  -25.40%      -0.88%   2.89%
CSCS index . . . .   10/01/98   -5.56%  -28.55%       0.67%   3.50%
S&P 500 Index(3) .   10/01/98   -3.15%  -24.77%     -16.09%  -2.62%

TOP 10 HOLDINGS (as of 03/31/03)
Racing Champions Ertl Corp.. . . . . . . .   2.6%
Caterpillar, Inc.. . . . . . . . . . . . .   2.5%
Lowe's Companies, Inc. . . . . . . . . . .   2.4%
Electronic Arts, Inc.. . . . . . . . . . .   2.3%
Action Performance Companies, Inc. . . . .   2.3%
ConocoPhillips . . . . . . . . . . . . . .   2.2%
Radioshack Corp. . . . . . . . . . . . . .   2.1%
International Speedway Corp. . . . . . . .   2.1%
E. I. du Pont de Nemours and Co. . . . . .   2.1%
Anheuser-Busch Companies, Inc. . . . . . .   2.1%

TOP 5 SECTORS (as of 03/31/03)
Food and Kindred Products. . . . . . . . .  11.9%
Wholesale Trade - Durable Goods. . . . . .   7.9%
Petroleum Refining and Related Industries.   7.7%
Business Services. . . . . . . . . . . . .   7.7%
Transportation Equipment . . . . . . . . .   6.9%


------------
(1) Past performance may not be indicative of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements in effect through April 30, 2004. If the expense reimbursements were not in place, the Fund's return would have been lower. All returns reflect reinvested dividends, but do not reflect the impact of taxes.
(2)  Fund  shares  are  "no-load"  shares  and  are  sold  without  sales  load.
(3) The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general.

STATEMENT  OF  ASSETS  AND  LIABILITIES

March  31,  2003  (unaudited)



ASSETS:
Investments in securities at cost . . . . . . . . . . . . . . . . . .  $ 5,157,217
-----------------------------------------------------------------------------------
Investments in securities at value. . . . . . . . . . . . . . . . . .  $ 4,049,161
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      399,575
Interest and dividends receivable . . . . . . . . . . . . . . . . . .        5,906
Receivable from Conseco, Inc and subsidiaries . . . . . . . . . . . .       13,355
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9,405
-----------------------------------------------------------------------------------
  Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,477,402
-----------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS:
Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . .       57,815
-----------------------------------------------------------------------------------
  Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . .       57,815
-----------------------------------------------------------------------------------
  Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 4,419,587
-----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 5,796,472
Accumulated undistributed net investment income . . . . . . . . . . .       13,471
Accumulated undistributed net realized loss on investments. . . . . .     (282,300)
Net unrealized depreciation on investments. . . . . . . . . . . . . .   (1,108,056)
-----------------------------------------------------------------------------------
  Net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 4,419,587
-----------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
Shares outstanding (unlimited shares of $0.0001 par value authorized)      308,020
Net asset value, offering price and redemption price per share. . . .  $     14.35
-----------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                              Semi-Annual Report

STATEMENT  OF  OPERATIONS


For  the  six  months  ended  March  31,  2003  (unaudited)




INVESTMENT INCOME:
Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   2,046
Dividends (net of $19 in taxes withheld). . . . . . . . . . . . . . .     46,761
--------------------------------------------------------------------------------
  Total investment income . . . . . . . . . . . . . . . . . . . . . .     48,807
--------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees. . . . . . . . . . . . . . . . . . . . . . .     15,312
Administration fees . . . . . . . . . . . . . . . . . . . . . . . . .      9,423
Distribution and service fees . . . . . . . . . . . . . . . . . . . .      5,890
Transfer agent fees and expenses. . . . . . . . . . . . . . . . . . .     30,226
Directors fees and expenses . . . . . . . . . . . . . . . . . . . . .     22,190
Audit expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . .     13,060
Reports - printing. . . . . . . . . . . . . . . . . . . . . . . . . .      8,906
Registration and filing fees. . . . . . . . . . . . . . . . . . . . .      7,012
Legal fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4,550
Custody fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,704
Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        364
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        484
--------------------------------------------------------------------------------
Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . .    119,121
--------------------------------------------------------------------------------
Less expense reductions and reimbursements (Note 3) . . . . . . . . .    (83,785)
--------------------------------------------------------------------------------
  Net expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . .     35,336
--------------------------------------------------------------------------------
  Net investment income . . . . . . . . . . . . . . . . . . . . . . .     13,471
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized loss on sales of investments . . . . . . . . . . . . . .   (120,008)
Net change in unrealized appreciation or depreciation on investments.    (74,563)
--------------------------------------------------------------------------------
  Net realized and unrealized gains (losses) on investments . . . . .   (194,571)
--------------------------------------------------------------------------------
Net decrease in net assets from operations. . . . . . . . . . . . . .  $(181,100)
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

STATEMENT  OF  CHANGES  IN  NET  ASSETS

For the six months ended March 31, 2003 (unaudited) and for the year ended September 30, 2002


                                                         2003         2002
                                                      ---------   -----------
OPERATIONS:
Net investment income . . . . . . . . . . . . . . .  $   13,471   $    9,364
Net realized gains (losses) on sales of investments    (120,008)     545,749
Net change in unrealized appreciation
   or depreciation on investments . . . . . . . . .     (74,563)    (809,548)
-----------------------------------------------------------------------------
  Net increase (decrease) from operations . . . . .    (181,100)    (254,435)
-----------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS:
Net investment income . . . . . . . . . . . . . . .          --      (11,529)
Net realized gains. . . . . . . . . . . . . . . . .    (508,213)          --
-----------------------------------------------------------------------------
  Total dividends and distributions to shareholders    (508,213)          --
-----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Shares sold . . . . . . . . . . . . . . . . . . . .     153,022    1,012,908
Reinvested dividends and distributions. . . . . . .     500,592       11,430
Shares redeemed . . . . . . . . . . . . . . . . . .    (364,708)    (714,503)
-----------------------------------------------------------------------------
  Net increase from capital share transactions. . .     288,906      309,835
-----------------------------------------------------------------------------
  Total increase (decrease) in net assets . . . . .    (400,407)      43,871
-----------------------------------------------------------------------------
NET ASSETS:
Beginning of period . . . . . . . . . . . . . . . .   4,819,994    4,776,123
-----------------------------------------------------------------------------
End of period . . . . . . . . . . . . . . . . . . .  $4,419,587   $4,819,994
-----------------------------------------------------------------------------
Including undistributed net
   investment income. . . . . . . . . . . . . . . .  $   13,417   $       --

SHARE DATA:
Sold. . . . . . . . . . . . . . . . . . . . . . . .       9,762       50,799
Reinvested dividends and distributions. . . . . . .      32,548          561
Redeemed. . . . . . . . . . . . . . . . . . . . . .     (23,423)     (37,321)
-----------------------------------------------------------------------------
  Net Increase. . . . . . . . . . . . . . . . . . .      18,887       14,039
-----------------------------------------------------------------------------
Shares outstanding:
Beginning of period . . . . . . . . . . . . . . . .     289,133      275,094
-----------------------------------------------------------------------------
End of period . . . . . . . . . . . . . . . . . . .     308,020      289,133
-----------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

CONSECO  STOCKCAR  STOCKS  INDEX  FUND
Semi-Annual  Report

SCHEDULE  OF  INVESTMENTS

March  31,  2003




 NUMBER OF
  SHARES                                                               VALUE
------------                                                        ----------
COMMON STOCKS (91.6%)
AMUSEMENT AND RECREATION
   SERVICES (5.2%)
 15,000 . . . . . . . . .  Dover Motorsports, Inc.                  $ 47,700
 2,350. . . . . . . . . .  International Speedway Corp. - Class A     94,141
 3,800. . . . . . . . . .  Speedway Motorsports, Inc. (a)             89,642
                                                                   ---------
                                                                     231,483
                                                                   ---------
AUTOMOTIVE DEALERS AND GASOLINE
   SERVICE STATIONS (1.5%)
 7,250. . . . . . . . . .  CSK Auto Corp. (a)                         65,975
                                                                   ---------
BUILDING MATERIALS, HARDWARE, GARDEN
   SUPPLY AND MOBILE HOME DEALERS (4.3%)
 3,500. . . . . . . . . .  The Home Depot, Inc.                       85,260
 2,575. . . . . . . . . .  Lowe  Companies, Inc.                     105,112
                                                                   ---------
                                                                     190,372
                                                                   ---------
BUSINESS SERVICES (7.7%)
 4,000. . . . . . . . . .  Aaron Rents, Inc.                          81,520
 1,750. . . . . . . . . .  Electronic Arts, Inc. (a)                 102,620
 46,000 . . . . . . . . .  Protection One, Inc. (a)                   73,140
 4,750. . . . . . . . . .  United Online, Inc. (a)                    81,890
                                                                   ---------
                                                                     339,170
                                                                   ---------
CHEMICALS AND ALLIED PRODUCTS (6.2%)
 2,400. . . . . . . . . .  E. I. du Pont de Nemours and Co.           93,264
 2,850. . . . . . . . . .  Pfizer, Inc.                               88,806
 1,025. . . . . . . . . .  The Procter & Gamble Co. (Tide)            91,276
                                                                   ---------
                                                                     273,346
                                                                   ---------
COMMUNICATIONS (3.7%)
 2,000. . . . . . . . . .  ALLTELL Corp.                              89,520
 1,775. . . . . . . . . .  BellSouth Corp.                            38,464
 1,800. . . . . . . . . .  SBC Communications, Inc.                   36,108
                                                                   ---------
                                                                     164,092
                                                                   ---------
DEPOSITORY INSTITUTIONS (1.5%)
 4,550. . . . . . . . . .  MBNA Corp.                                 68,478
                                                                   ---------
ELECTRONIC AND OTHER ELECTRICAL
   EQUIPMENT, EXCEPT COMPUTERS (2.9%)
 3,500. . . . . . . . . .  General Electric Co. (NBC)                 89,250
 6,000. . . . . . . . . .  Infineon Technologies AG - ADR (b)         40,200
                                                                   ---------
                                                                     129,450
                                                                   ---------
FOOD AND KINDRED PRODUCTS (11.9%)
 1,550. . . . . . . . . .  Adolph Coors Co. - Class B                 75,175
 2,000. . . . . . . . . .  Anheuser-Busch Companies, Inc.             93,220
 2,000. . . . . . . . . .  The Coca-Cola Co.                          80,960
 2,000. . . . . . . . . .  General Mills, Inc. (Cheerios)             91,100
 2,600. . . . . . . . . .  Kellogg Co.                                79,690
 2,050. . . . . . . . . .  PepsiCo, Inc.                              82,000
 1,200. . . . . . . . . .  Sara Lee Corp.                             22,440
                                                                   ---------
                                                                     524,585
GENERAL MERCHANDISE STORES (1.9%)
 2,850. . . . . . . . . .  Target Corp.                               83,391
                                                                   ---------

   The accompanying notes are an integral part of these financial statements.

SCHEDULE  OF  INVESTMENTS

March  31,  2003



NUMBER OF
SHARES                                                                                VALUE
---------                                                                          ----------
HOME FURNITURE, FURNISHINGS AND
   EQUIPMENT STORES (2.1%)
 4,250 . . . . . . . . . . . . .  Radioshack Corp.                                  $ 94,732
                                                                                   ---------
INDUSTRIAL AND COMMERCIAL MACHINERY
   AND COMPUTER EQUIPMENT (4.3%)
 2,250 . . . . . . . . . . . . .  The Black & Decker Corp.                            78,435
 2,250 . . . . . . . . . . . . .  Caterpillar, Inc.                                  110,700
                                                                                   ---------
                                                                                     189,135
                                                                                   ---------
LUMBER AND WOOD PRODUCTS,
   EXCEPT FURNITURE (1.5%)
 4,750 . . . . . . . . . . . . .  Georgia-Pacific Corp.                               66,025
                                                                                   ---------
MOTION PICTURES (1.5%)
 6,250 . . . . . . . . . . . . .  AOL Time Warner, Inc. (TBS, Cartoon Network) (a)    67,875
                                                                                   ---------
MOTOR FREIGHT TRANSPORTATION
   AND WAREHOUSING (1.9%)
 1,475 . . . . . . . . . . . . .  United Parcel Service, Inc. - Class B               84,075
                                                                                   ---------
PETROLEUM REFINING AND
   RELATED INDUSTRIES (7.7%)
 1,300 . . . . . . . . . . . . .  ChevronTexaco Corp.                                 84,045
 1,830 . . . . . . . . . . . . .  ConocoPhillips                                      98,088
 2,500 . . . . . . . . . . . . .  ExxonMob  Corp.                                     87,375
 1,750 . . . . . . . . . . . . .  Royal Dutch Petroleum Co. (c)                       71,313
                                                                                   ---------
                                                                                     340,821
                                                                                   ---------
 PHOTOGRAPHIC EQUIPMENT
   AND SUPPLIES (1.9%)
 2,850 . . . . . . . . . . . . .  Eastman Kodak Co.                                   84,360
                                                                                   ---------
PRINTING, PUBLISHING & ALLIED
   INDUSTRIES (2.1%)
 3,500 . . . . . . . . . . . . .  The News Corp. Ltd. - ADR (b)                       90,650
                                                                                   ---------
RUBBER AND MISCELLANEOUS
   PLASTIC PRODUCTS (3.3%)
 12,000. . . . . . . . . . . . .  The Goodyear Tire & Rubber Co.                      62,040
 2,900 . . . . . . . . . . . . .  Newell Rubbermaid, Inc.                             82,215
                                                                                   ---------
                                                                                     144,255
                                                                                   ---------
TOBACCO PRODUCTS (1.7%)
 2,350 . . . . . . . . . . . . .  R.J. Reynolds Tobacco Holdings, Inc.                75,811
                                                                                   ---------
TRANSPORTATION EQUIPMENT (6.9%)
 2,775 . . . . . . . . . . . . .  DaimlerChrysler AG (c)                              81,335
 10,500. . . . . . . . . . . . .  Delphi Corp.                                        71,715
 9,250 . . . . . . . . . . . . .  Ford Motor Co.                                      69,560
 2,400 . . . . . . . . . . . . .  General Motors Corp.                                80,688
                                                                                   ---------
                                                                                     303,298
                                                                                   ---------
WHOLESALE TRADE - DURABLE GOODS (7.9%)
4,800. . . . . . . . . . . . . .  Action Performance Companies, Inc.                 101,520
 3,000 . . . . . . . . . . . . .  Genuine Parts Co. (NAPA)                            91,530
 7,350 . . . . . . . . . . . . .  Racing Champions Ertl Corp. (a)                    112,822
 1,000 . . . . . . . . . . . . .  W.W. Grainger, Inc.                                 42,900
                                                                                   ---------
                                                                                     348,772
                                                                                   ---------

   The accompanying notes are an integral part of these financial statements.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                              Semi-Annual Report



NUMBER OF
SHARES                                                                            VALUE
----------                                                                   ------------
WHOLESALE TRADE - NON-DURABLE
   GOODS (2.0%)
 3,000 . . . . . . . . . . . .  Ashland, Inc. (Valvoline)                    $   89,010
                                                                             ----------

                                TOTAL COMMON STOCK (cost $5,157,217)          4,049,161
                                                                             ----------
Total investments (cost $5,157,217) (91.6%)                                   4,049,161
                                                                             ----------
Other assets, less liabilities (8.4%)                                           370,426
                                                                             ----------
Total net assets (100.0%)                                                    $4,419,587
                                                                             ----------
                                                                             ----------

---------------
(a)  Non-income  producing  security.
(b)  ADR  -  American  Depository  Receipts.
(c)  Foreign  security.

   The accompanying notes are an integral part of these financial statements.

NOTES  TO  FINANCIAL  STATEMENTS

March  31,  2003

1.   ORGANIZATION

     Conseco StockCar Stocks Mutual Fund, Inc. (the "Company"), formerly StockCar Stocks Mutual Fund, Inc. was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of Conseco StockCar Stocks Index Fund (the "Fund"). The Company is registered as an open-end diversified management investment company of the "series" type under the Investment Company Act of 1940 (the "1940 Act"). The Fund became effective with the Securities and Exchange Commission on September 18, 1998 and commenced operations on October 1, 1998. The Fund's investment strategy is to emphasize growth of capital and current income by investing in the companies of the Conseco StockCar Stocks Index(TM) (the "Index"). The Index consists of 51 companies that support NASCAR's Winston Cup Series. The companies in the Index either sponsor NASCAR Winston cup racing teams or races, or they earn money from NASCAR Winston Cup events.

2.   SIGNIFICANT  ACCOUNTING  POLICIES

Security  Valuation,  Transactions,  and  Related  Investment  Income

     The investments in the portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on a specific identification basis.

     Common stocks and other equity-type securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined under policies approved by the Board of Directors (the "Directors") . Debt securities with maturities of sixty (60) days or less may be valued at amortized cost, which approximates market price.

Dividends  to  Shareholders

     Dividends, if any, will be declared and distributed at least annually. However, the Directors may decide to declare dividends at other intervals.

     Dividends to shareholders from net investment income are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income, and realized and unrealized gains (losses). Any taxable income or gain of the Fund remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund.

Federal  Income  Taxes

     For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Expenses

     Expenses directly attributable to the Fund are charged to operations. The Fund pays the expenses of its Directors who are not affiliated persons of Conseco Capital Management, Inc. (the "Adviser") or the Company.

Use  of  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3.   AGREEMENTS  WITH  SUBSIDIARIES  OF  CONSECO

Investment  Advisory  Agreement

     The Adviser supervises the Company's management and investment program, performs a variety of services in connection with the management and operation of the Fund and pays all compensation of officers and Directors who are affiliated persons of the Adviser or the Company. Under the investment advisory agreement, the Adviser receives an investment advisory fee equal to an annual rate of 0.65% of the average daily net asset value of the Fund. The total fees incurred for such services for the six months ended March 31, 2003, were $15,312.

     The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund's other operating expenses until April 30, 2004, to the extent necessary, to ensure that the total annual operating expenses do not exceed 1.50% of the Fund's average daily net assets.

Administration  Agreement

     Conseco Services, LLC (the "Administrator") , a wholly-owned subsidiary of Conseco, Inc. ("Conseco") , supervises the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, supervises the maintenance of books and records of the Fund and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.40% for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the average daily net assets of the Fund. The total fees incurred for such services for the six months ended March 31, 2003, were $9,423.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                              Semi-Annual Report

NOTES  TO  FINANCIAL  STATEMENTS

Distribution  Agreements

     Conseco Equity Sales, Inc. (the "Distributor"), a wholly-owned subsidiary of Conseco, serves as the principal underwriter for the Fund pursuant to a Principal Underwriting Agreement, dated April 28, 2000. The Distributor is a registered broker-dealer and member of the National Association of Securities
Dealers, Inc. ("NASD"). The Distributor bears all the expenses of providing services pursuant to the Principal Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes, as well as any advertising or sales literature.

     The Company has adopted a Plan of Distribution and Service Pursuant to Rule 12b-1 (the "Plan") under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

     Pursuant to the Plan, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan authorizes payments up to an annual rate of 0.25% of its average daily net assets to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts relating to the distribution of the Fund's shares. The fees are paid on a monthly basis, based on the Fund's average daily net assets.

     The Distributor may also use such distribution fees to pay for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of the prospectuses and reports used for sales purposes, preparation and distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the Distributor. It is possible that Plan accruals will exceed the actual expenditures by the Distributor for eligible services. Accordingly, such fees are not strictly tied to the provision of such services. The total fees incurred for such services for the six months ended March 31, 2003, were $5,890.

4.   INVESTMENT  TRANSACTIONS

     The cost of purchases and proceeds from sales of investments other than short-term obligations aggregated $693,903 and $941,076, respectively, for the six months ended March 31, 2003.

5.   FEDERAL  INCOME  TAXES

     The cost of investments and the composition of gross unrealized appreciation and depreciation of investments at March 31, 2003, for federal income tax purposes are shown below:

Gross  unrealized  appreciation     $   206,403
Gross  unrealized  depreciation     $(1,316,116)
------------------------------------------------
Net  unrealized  depreciation       $(1,109,713)
------------------------------------------------
Cost  of  investments               $ 5,158,886
------------------------------------------------

     The difference between the cost amount for book purposes and tax purposes is due to deferred wash sale losses.

     The Fund realized, on a tax basis, post-October losses through September 30, 2002, of $160,631, which are not recognized for tax purposes until the first day of the following fiscal year.

     The tax components of dividends paid during the fiscal year ended September 30, 2002, included ordinary income dividends totaling $11,529.

FINANCIAL  HIGHLIGHTS

For a share outstanding during the six months ended March 31, 2003 (unaudited) and through each year ended September 30




                                                              2003       2002      2001       2000        1999
                                                            -----------------------------------------------------
Net asset value per share,
   beginning of period . . . . . . . . . . . . . . . . . .  $ 16.67       17.36   $17.52   $   17.84   $   15.00
Income from investment operations:
  Net investment income. . . . . . . . . . . . . . . . . .     0.04        0.03     0.08        0.12        0.02
  Net realized gains (losses) and
   change in unrealized
   appreciation or depreciation on investments . . . . . .    (0.57)      (0.68)    0.71       (0.34)       2.82
-----------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations. . . . .    (0.53)      (0.65)    0.79       (0.22)       2.84
-----------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net investment income . . . . . . . . . .       --       (0.04)   (0.15)      (0.03)         --
  Distribution of net capital gains. . . . . . . . . . . .    (1.79)         --    (0.80)      (0.07)         --
-----------------------------------------------------------------------------------------------------------------
   Total distributions . . . . . . . . . . . . . . . . . .    (1.79)      (0.04)   (0.95)      (0.10)         --
-----------------------------------------------------------------------------------------------------------------
   Net asset value per share, end of period. . . . . . . .  $ 14.35   $   16.67   $17.36   $   17.52   $   17.84
-----------------------------------------------------------------------------------------------------------------
  Total return . . . . . . . . . . . . . . . . . . . . . .   (3.92%)     (3.77%)    4.69%     (1.24%)      18.93%
-----------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands), end of period . . . .  $ 4,420   $   4,820   $4,776   $4,756 (b)  $4,860 (b)
  Ratio of expenses to average net assets (c)
   Before expense reimbursement. . . . . . . . . . . . . .     5.06%   5.15% (a)    4.62%       2.62%       1.41%
   After expense reimbursement . . . . . . . . . . . . . .     1.50%       1.50%    1.50%       1.44%       1.41%
  Ratio of net investment income to average net assets (c)     0.57%       0.17%    0.41%       0.66%       0.28%
Portfolio turnover rate. . . . . . . . . . . . . . . . . .       16%         40%      36%         37%          7%


(a) Includes 1.10% of income tax expense on net investment income and penalties which was reimbursed by the Adviser.
(b)  Includes  net  assets  of  the  Adviser Class that was closed during fiscal
     2001.
(c)  Annualized  for  periods  of  less  than  one  full  year.

   The accompanying notes are an integral part of these financial statements.

BOARD  OF  DIRECTORS

NAME, ADDRESS                POSITION HELD      PRINCIPAL OCCUPATION(S)
AND AGE                      WITH COMPANY       DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
WILLIAM P. DAVES, JR. (77)  Chairman of the     Consultant to insurance and healthcare industries.
11825 N. Pennsylvania St..  Board, Director     Former Director, Chairman and Chief Executive
Carmel, IN 46032 . . . . .  Since April 2000    Officer, FFG Insurance Co Chairman of
                                                the Board and Trustee of other mutual
                                                funds managed by the Adviser.

MAXWELL E. BUBLITZ* (47) .  President           Chartered Financial Analyst. CEO, President and
11825 N. Pennsylvania St..  and Director        Director, Adviser Senior Vice President,
Carmel, IN 46032 . . . . .  Since April 2000    Investments, Conseco, Inc.  President and Trustee
                                                of other mutual  funds managed by the Adviser.

GREGORY J. HAHN* (42). . .  Vice President for  Chartered Financial Analyst. Senior Vice President,
11825 N. Pennsylvania St..  Investments         Adviser. Trustee and portfolio manager of other
Carmel, IN 46032 . . . . .  and Director        mutual funds managed by the Adviser.
                            Since April 2000

HAROLD W. HARTLEY (79) . .  Director            Chartered Financial Analyst. Director,
11825 N. Pennsylvania St..  Since April 2000    Ennis Business Forms, Inc. Retired, Executive
Carmel, IN 46032                                Vice President, Tenneco Financial Services, Inc.
                                                Trustee of other mutual funds
                                                managed by the Adviser.

DR. R. JAN LECROY (71) . .  Director            Director, SWS Group, Inc. Retired, President,
11825 N. Pennsylvania St..  Since April 2000    Dallas Citizens Council. Trustee of other mutual
Carmel, IN 46032                                funds managed by the Adviser.

DR. JESS H. PARRISH (75) .  Director            Higher Education Consultant. Former President,
11825 N. Pennsylvania St..  Since April 2000    Midland College. Trustee of other
Carmel, IN 46032                                mutual funds managed by the Adviser.

DAVID N. WALTHALL (57) . .  Director            Principal, Walthall Asset Management. Former
11825 N. Pennsylvania St..  Since April 2000    President, Chief Executive Officer and Director of
Carmel, IN 46032                                Lyrick Corporation. Formerly, President and CEO,
                                                Heritage Media Corporation. Formerly,
                                                Director, Eagle National Bank. Trustee of
                                                other mutual funds managed by the Adviser.


* The Director so indicated is an interested person, as defined in the 1940 Act, of the Company due to the positions indicated with the Adviser and its affiliates.
     All Directors will serve until their successors are duly elected and qualified.
     All Directors oversee the 17 portfolios that make up the Conseco fund complex including Conseco Fund Group, Conseco Series Trust, Conseco Strategic Income Fund and Conseco StockCar Stocks Mutual Fund, Inc.

                               INVESTMENT ADVISER
                        Conseco Capital Management, Inc.
                                   Carmel, IN

                                 TRANSFER AGENT
                          USBancorp Fund Services, LLC
                                  Milwaukee, WI

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                                Indianapolis, IN

                                  DISTRIBUTOR
                           Conseco Equity Sales, Inc.
                                   Carmel, IN

                                    CUSTODIAN
                              The Bank of New York
                                  New York, NY

                                  LEGAL COUNSEL
                           Kirkpatrick & Lockhart LLP
                                 Washington, DC

                       CONSECO STOCKCAR STOCKS INDEX FUND
                                Distributed by:
                           Conseco Equity Sales, Inc.
                   11815 N. Pennsylvania St. Carmel, IN 46032
                                  Member NASD
                        Shareholder Services: 800-494-275